                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

The undersigned constitutes and appoints William L. Sanders and David M. Kelly, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Kforce Inc. utilizing a "shelf" registration process, and any amendments thereto (including any post-effective amendments thereto), and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as she or he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ David L. Dunkel
-----------------------------
David L. Dunkel
Dated: May 20, 2002

                                POWER OF ATTORNEY

The undersigned constitutes and appoints David L. Dunkel and David M. Kelly, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Kforce Inc. utilizing a "shelf" registration process, and any amendments thereto (including any post-effective amendments thereto), and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as she or he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ William L. Sanders
-----------------------------
William L. Sanders
Dated: May 20, 2002

                                POWER OF ATTORNEY

The undersigned constitutes and appoints David L. Dunkel and William L. Sanders or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Kforce Inc. utilizing a "shelf" registration process, and any amendments thereto (including any post-effective amendments thereto), and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as she or he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ David M. Kelly
-----------------------------
David M. Kelly
Dated: May 20, 2002

                                POWER OF ATTORNEY

The undersigned constitutes and appoints David L. Dunkel, William L. Sanders, and David M. Kelly, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Kforce Inc. utilizing a "shelf" registration process, and any amendments thereto (including any post-effective amendments thereto), and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as she or he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ John N. Allred
-----------------------------
John N. Allred
Dated: May 14, 2002

                                POWER OF ATTORNEY

The undersigned constitutes and appoints David L. Dunkel, William L. Sanders, and David M. Kelly, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Kforce Inc. utilizing a "shelf" registration process, and any amendments thereto (including any post-effective amendments thereto), and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as she or he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ W. R. Carey, Jr.
-----------------------------
W. R. Carey, Jr.
Dated: May 17, 2002

                                POWER OF ATTORNEY

The undersigned constitutes and appoints David L. Dunkel, William L. Sanders, and David M. Kelly, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Kforce Inc. utilizing a "shelf" registration process, and any amendments thereto (including any post-effective amendments thereto), and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as she or he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ Richard M. Cocchiaro
-----------------------------
Richard M. Cocchiaro
Dated: May 14, 2002

                                POWER OF ATTORNEY

The undersigned constitutes and appoints David L. Dunkel, William L. Sanders, and David M. Kelly, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Kforce Inc. utilizing a "shelf" registration process, and any amendments thereto (including any post-effective amendments thereto), and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as she or he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ Todd Mansfield
---------------------------
Todd Mansfield
Dated: May 19, 2002

                                POWER OF ATTORNEY

The undersigned constitutes and appoints David L. Dunkel, William L. Sanders, and David M. Kelly, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Kforce Inc. utilizing a "shelf" registration process, and any amendments thereto (including any post-effective amendments thereto), and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as she or he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ Ralph Struzziero
-----------------------------
Ralph Struzziero
Dated: May 14, 2002

                                POWER OF ATTORNEY

The undersigned constitutes and appoints David L. Dunkel, William L. Sanders, and David M. Kelly, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Kforce Inc. utilizing a "shelf" registration process, and any amendments thereto (including any post-effective amendments thereto), and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as she or he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Howard W. Sutter
-----------------------------
Howard W. Sutter
Dated: May 14, 2002

                                POWER OF ATTORNEY

The undersigned constitutes and appoints David L. Dunkel, William L. Sanders, and David M. Kelly, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Kforce Inc. utilizing a "shelf" registration process, and any amendments thereto (including any post-effective amendments thereto), and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as she or he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ Gordon Tunstall
-----------------------------
Gordon Tunstall
Dated: May 14, 2002

                                POWER OF ATTORNEY

The undersigned constitutes and appoints David L. Dunkel, William L. Sanders, and David M. Kelly, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Kforce Inc. utilizing a "shelf" registration process, and any amendments thereto (including any post-effective amendments thereto), and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as she or he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ Karl Vogeler
-----------------------------
Karl Vogeler
Dated: May 14, 2002

                                POWER OF ATTORNEY

The undersigned constitutes and appoints David L. Dunkel, William L. Sanders, and David M. Kelly, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Kforce Inc. utilizing a "shelf" registration process, and any amendments thereto (including any post-effective amendments thereto), and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as she or he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ Mark Furlong
-----------------------------
Mark Furlong
Dated: May 14, 2002